UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2006 (July 17, 2006)
Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3776 South High Street, Columbus, Ohio	43207

(Address of principal executive offices)	(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Annual Cash Incentive Bonuses — Fiscal 2007
On July 17, 2006, the Compensation Committee of the Board of Directors of Bob Evans Farms, Inc. (the “Company”) took action regarding annual cash incentive bonuses for the Company’s executive officers with respect to performance for the fiscal year beginning April 29, 2006 and ending April 27, 2007 (“Fiscal 2007”). The amount of the cash bonus that an executive officer can receive is equal to a multiple of the executive officer’s Fiscal 2007 base salary (the “Base Salary Multiple”). The amount obtained by multiplying the executive officer’s annual base salary by his or her Base Salary Multiple is the executive officer’s “Target Cash Bonus.” Each executive officer’s Target Cash Bonus is at-risk, and will not be paid unless performance goals established by the Compensation Committee for Fiscal 2007 are achieved. Cash bonuses are set to a “sliding scale,” meaning that the executive officer will receive less than 100% of his or her Target Cash Bonus if his or her performance goals are partially achieved and more than 100% of his or her Target Cash Bonus if his or her performance goals are exceeded (up to a maximum of 200% of the Target Cash Bonus).
The table below sets forth the Base Salary Multiples and performance goals established by the Compensation Committee for the Company’s Chief Executive Officer and its four other most highly compensated executive officers (the “Named Executive Officers”) for Fiscal 2007.

	Base Salary
Name and Title	Multiple	Performance Goals

Steven A. Davis(1)	70%	Earnings per share
		Company operating income
		Same-store sales — Bob Evans Restaurants
		Same-store sales — Mimi’s Café
		Develop and implement capital allocation model
		Annualized sales for new restaurants
		Net pounds sold — total food products
		Team building

Roger D. Williams	50%	Earnings per share
		Food products division operating income
		Same-store sales — Bob Evans Restaurants
		Net pounds sold — Bob Evans brand food products
		Net pounds sold — Owens brand food products
		Develop purchasing organization
		Team building

Donald J. Radkoski	50%	Earnings per share
		Company operating income
		Same-store sales — Bob Evans Restaurants
		Same-store sales — Mimi’s Café
		Develop and implement capital allocation model
		Annualized sales for new restaurants
		Develop purchasing organization
		Team building

	Base Salary
Name and Title	Multiple	Performance Goals

Randall L. Hicks	40%	Earnings per share
		Bob Evans Restaurant division operating income
		Same-store sales — Bob Evans Restaurants
		Guest loyalty index
		Percentage of management turnover
		Percentage of hourly employee turnover
		Annualized sales for new Bob Evans Restaurants

Russell W. Bendel	37%	Earnings per share
		Mimi’s Café division operating income
		Same-store sales — Mimi’s Café
		Cost reductions for new Mimi’s Cafés
		Pre-opening expenses for new Mimi’s Cafés
		Annualized sales for new Mimi’s Cafés
		Team building

(1)	Mr. Davis’ Base Salary Multiple for his Fiscal 2007 cash incentive bonus was established as part of his Employment Agreement with the Company, which became effective May 1, 2006.
Performance Incentive Plan — Fiscal 2007
On July 17, 2006, the Compensation Committee established Base Salary Multiples and performance goals for the Company’s executive officers under the Performance Incentive Plan for Fiscal 2007. Under the Performance Incentive Plan, the Company’s executive officers will receive incentive compensation if certain performance goals established by the Compensation Committee are achieved. The amount of incentive compensation an executive officer is targeted to receive (“Target Incentive Compensation”) is equal to the executive officer’s annual base salary multiplied by a Base Salary Multiple established by the Compensation Committee. After the end of Fiscal 2007, the Company’s Named Executive Officers will be granted stock options with a value equal to 25% of their Target Incentive Compensation (calculated using the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date, the Black-Scholes valuation model and a discount based on vesting requirements) and, if the performance goals are achieved, the remaining 75% of their Target Incentive Compensation in the form of restricted stock (calculated using the closing price of the Company’s common stock on the NASDAQ Global Select Market on the grant date as well as a discount based on vesting requirements). If performance goals are achieved, the Company’s other executive officers receive 50% of their Target Incentive Compensation in cash and the remaining 50% in the form of restricted stock. Performance Incentive Plan awards are set to a “sliding scale,” meaning that an executive officer will receive less than 100% of his or her Target Incentive Compensation if his or her performance goals are partially achieved and more than 100% of his or her Target Incentive Compensation if his or her performance goals are exceeded (up to a maximum of 150% of Target Incentive Compensation). All awards under the Performance Incentive Plan vest over a period of three years, beginning on the first anniversary of the date the award was made. A more detailed description of the Company’s Performance Incentive Plan is contained in the Company’s Current Report on Form 8-K filed May 13, 2005 and amended on July 12, 2005.
The table below sets forth the Base Salary Multiples and performance goals established by the Compensation Committee for the Named Executive Officers under the Performance Incentive Plan for Fiscal 2007.

	Base Salary
Name and Title	Multiple	Performance Goals

Steven A. Davis(1)	250%	Earnings per share

Roger D. Williams	105%	Earnings per share
		Total food products division operating income

Donald J. Radkoski	105%	Earnings per share

Randall L. Hicks	75%	Earnings per share
		Bob Evans Restaurant division operating income

Russell W. Bendel	75%	Earnings per share
		Mimi’s Café division operating income

(1)	Mr. Davis’ Base Salary Multiple under the Performance Incentive Plan for Fiscal 2007 was established as part of his Employment Agreement with the Company, which became effective May 1, 2006.
Adoption of Performance Incentive Plan Participation Agreements
On July 17, 2006, the Compensation Committee adopted forms of Notice of Eligibility and Participation Agreements for the Performance Incentive Plan. The Compensation Committee adopted two different forms, one to be used for “Tier 1” participants in the Performance Incentive Plan (i.e., the Company’s Named Executive Officers) and the other to be used for “Tier 2” participants (i.e., the Company’s other executive officers and senior management). These award agreements are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired — Not Applicable

(b)	Pro Form Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:
The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

Exhibit No.	Description

10.1	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (Tier 1 Participants)

10.2	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (Tier 2 Participants)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: July 20, 2006	By:	/s/ Donald J. Radkoski
Donald J. Radkoski
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated July 20, 2006

Exhibit No.	Description

10.1	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (Tier 1 Participants)

10.2	Bob Evans Farms, Inc. Performance Incentive Plan Notice of Eligibility and Participation Agreement (Tier 2 Participants)